ACM
Government
Opportunity
Fund

Annual Report
July 31, 1995
(cover)

Alliance
Mutual funds without the Mystery.



LETTER TO SHAREHOLDERS                    ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

August 25, 1995

Dear Shareholder:

The U.S. bond and equity markets rebounded sharply over the past six months. The bond market rally was sparked, in large part, by evidence of a slowing U.S. economy, moderating inflationary pressures and a shift in Federal Reserve monetary policy. Lower interest rates and soaring corporate profits also helped propel the stock market to record high levels.

INVESTMENT RESULTS
For the twelve months ended July 31, 1995, ACM Government Opportunity Fund achieved a total return of +8.67% on a net asset value basis. Performance was restrained by the difficult market conditions that existed in 1994; over the past six months, however, performance significantly improved and the Fund returned +12.44% on a net asset value basis. During this period, all sectors of the U.S. bond market gained, led by corporate and Treasury securities. Technology issues have outperformed all other sectors of the stock market.

THE U.S. ECONOMIC ENVIRONMENT
The U.S. economy experienced a pronounced slowdown in the first six months of the year. In the second quarter, gross domestic product growth fell to 1.1%, reflecting declines in industrial production and lower final sales growth. Economic growth will likely slow further without a resurgence in consumer spending, which represents two-thirds of the nation's economic activity. In the first four months of the year, consumer expenditures remained weak. However, more recent personal income and consumer confidence data suggest that higher consumer spending may lead to stronger economic growth in the second half of the year. Concerns regarding inflation have largely subsided with the decline in economic growth. Broad price indices such as the consumer price index and producer price index have risen only modestly and labor costs remain under control.

BOND MARKET OUTLOOK
After a tremendous rally in the first two quarters of the year, the outlook for the U.S. bond markets continues to be favorable. It is our view that U.S. economic growth will reaccelerate modestly, to an annual growth rate of 2.0%, in the second half of the year. Moderate economic growth would be positive for inflation and may allow for further cuts in interest rates. We believe that inflationary pressures have crested and project that CPI inflation will peak near 3.5% in 1995. In tacit acknowledgment of the weak U.S. economy, the Federal Reserve cut interest rates 0.25% in early July.

If our forecast for modest inflation and lower interest rates proves correct, the result should be an increase in U.S. bond prices. In this environment, we would expect to continue to maintain a greater percentage of the Fund's assets in Treasury securities than mortgages. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in mortgage securities. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds in securities offering lower yields.

In addition, we believe the European bond market has good return potential given the slowdown in European growth. We have added German bonds to the Fund, however, we are currently hedging the currency because we believe the U.S. dollar is significantly undervalued.

EQUITY MARKET OVERVIEW
The equity portion of your Fund's portfolio -and the overall U.S. equity market -advanced strongly during the first seven months of 1995. The valuation of equities has been supported by a strong bond market and generally very good corporate profit reports. Savings flows into equity mutual funds continue to average more than $8 billion monthly, and corporate share repurchase programs and merger and acquisition activity now exceed new equity offerings. Foreign investment in U.S. shares may also have turned up during the latest quarter.

The now widely held perception of a slowing economy has shifted investor focus to growth during the year. ACM Government Opportunity Fund's performance was helped by strong advances in selected technology stocks (examples include Intel, Cisco Systems, Compaq, Motorola and Oracle), financial stocks (FNMA, NationsBank) and multinational consumer and health care issues (McDonald's Corp., Philip Morris, Merck, Schering- Plough). Stocks that restrained Fund performance included the HMOs such as United Healthcare and energy stocks.


1



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------
While the cut in interest rates in July may renew market interest in cyclical stocks short term, we plan to keep our focus on growth, looking for companies with the best combination of valuation and earnings growth over the next 3 - 5 years. The overall U.S. equity market is certainly due for a pause or pull back after the great gains year to date. However, we believe the underpinnings for stocks are still very solid. We are identifying many companies with excellent growth potential in the slow growth economic environment, and any progress in Washington to reduce the budget deficit and cut capital gains taxes will reinforce confidence and support current price earnings valuations.

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you early in 1996.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


2



PORTFOLIO OF INVESTMENTS
JULY 31, 1995                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $ VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 80.1%
U.S. TREASURY SECURITIES - 66.8%
U.S. Treasury Bill
  5.41%, 10/26/95                            US$  4,000     $3,948,304
U.S. Treasury Bonds
  7.625%, 2/15/25*                                3,150      3,454,167
  11.875%, 11/15/03*                              1,700      2,284,904
  12.375%, 5/15/04*                               6,050      8,411,382
  12.75%, 11/15/10*                               2,800      4,066,121
U.S. Treasury Notes
  7.50%, 2/15/05*                                 6,212      6,658,488
  7.75%, 11/30/99*                                9,000      9,528,750
  8.875%, 11/15/98*                              10,400     11,258,000
  14.00%, 11/15/11*                               3,300      5,200,589
U.S. Treasury Strips
  Zero coupon, 2/15/15                           47,765     12,082,682
  Zero coupon, 8/15/20                           13,500      2,302,574
Total U.S. Treasury Securities
  (cost $70,653,903)                                        69,195,961

MORTGAGE-RELATED SECURITIES - 8.5%
Federal Home Loan Mortgage Corp.
  15.00%, 9/01/95 - 9/07/95                       6,600      6,768,094
Federal National Mortgage Association
  Zero coupon, 10/09/19                          12,100      2,070,625
Total Mortgage-Related Securities
  (cost $9,395,084)                                          8,838,719

FEDERAL AGENCY SECURITY - 3.0%
Small Business Administration
  BS92-5B(I/O)(a) 8.50%, 11/15/17
  (cost $2,949,612)                               2,950      3,104,406

COLLATERALIZED MORTGAGE OBLIGATION - 1.8%
Vendee Mortgage Trust
  10.00%, 9/15/22 (I/O)
  (cost $2,290,450)                               2,290      1,875,462
Total U.S. Government and Agency Obligations
  (cost $85,289,049)                                        83,014,548


                                                 SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
COMMON STOCKS - 26.4%
TECHNOLOGY - 4.7%
Cisco Systems, Inc.(b)                           12,000     $  669,000
Compaq Computer Corp.(b)                          8,000        406,000
General Motors Cl.E.                              9,500        418,000
Intel Corp.                                      17,000      1,105,000
Microsoft Corp.(b)                                3,000        271,500
Motorola, Inc.                                    5,000        383,125
Oracle Corp. (b)                                 18,000        753,750
Silicon Graphics, Inc. (b)                        5,000        210,000
Xerox Corp.                                       5,100        607,536
                                                             4,823,911

HEALTHCARE - 3.5%
Abbott Laboratories                               4,000        160,000
Amgen, Inc. (b)                                   2,500        212,813
ASTRA, AB
  Series A                                        4,000        135,660
  Series B                                       10,000        332,765
Columbia/HCA Healthcare Corp.                    10,000        490,000
Forest Laboratories, Inc. (b)                     5,000        221,875
Health Care Property Investments, Inc.            6,000        194,250
Merck & Co., Inc.                                12,000        619,500
Pfizer, Inc.                                     10,000        505,000
Schering-Plough Corp.                             8,000        372,000
United Healthcare Corp.                           9,000        407,250
                                                             3,651,113

CONSUMER STAPLES - 3.2%
Avon Products, Inc.                               4,500        306,000
Colgate-Palmolive Co.                             8,000        560,000
Gillette Co.                                     15,000        656,250
PepsiCo, Inc.                                    12,000        562,500
Philip Morris Cos., Inc.                         14,000      1,002,750
Scott Paper Co.                                   4,000        183,500
                                                             3,271,000

FINANCIAL SERVICES - 3.1%
American International Group, Inc.                7,500        562,500
Citicorp                                          2,568        160,179
Federal National Mortgage Association             5,000        468,125
First Bank System, Inc.                           9,000        390,375
General Re Corp.                                  2,000        265,250
NationsBank Corp.                                 5,000        280,625


3



PORTFOLIO OF INVESTMENTS (CONTINUED)      ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

                                                 SHARES    U.S. $ VALUE
-----------------------------------------------------------------------
Penn Corp. Financial Group, Inc.                  8,000     $  155,000
The PMI Group, Inc.                               9,900        460,350
Travelers Group, Inc.                            11,000        521,125
                                                             3,263,529

TELECOMMUNICATIONS & MULTIMEDIA - 1.9%
Airtouch Communications, Inc.(b)                 14,000        441,000
AT&T Corp.                                       11,000        580,250
Cox Communications, Inc. Cl.A(b)                 10,900        220,725
MCI Communications Corp.                         15,000        360,000
Vodafone Group PLC (ADR)                         10,000        393,750
                                                             1,995,725

ENERGY - 1.8%
Amoco Corp.                                       4,000        269,000
British Petroleum Plc. (ADR)                      3,546        321,800
Renaissance Energy, Ltd. (b)                     15,000        310,142
Shell Transportation & Trading Co. (ADR)          4,500        335,250
Texaco, Inc.                                      4,000        266,000
Western Atlas, Inc. (b)                           7,000        315,000
                                                             1,817,192

CAPITAL GOODS - 1.7%
Allied Signal, Inc.                              14,000        654,500
Coltec Industries, Inc. (b)                      11,200        170,800
General Electric Co.                             15,000        885,000
                                                             1,710,300

LEISURE & ENTERTAINMENT - 1.3%
Carnival Corp. Cl.A                               7,500        169,686
Eastman Kodak Co.                                10,000        576,250
Walt Disney Co.                                  12,500        732,812
                                                             1,478,748

RETAIL - 1.0%
Federated Department Stores (b)                  10,000        283,750
Home Depot, Inc.                                 11,000        482,625
May Department Stores Co.                         7,000        303,625
                                                             1,070,000

RESTAURANTS & LODGING - 0.7%
McDonalds Corp.                                  18,000        695,250
TRANSPORTATION - 0.7%
Burlington Northern, Inc.                         6,000        415,500
XTRA Corp.                                        6,000        275,250
                                                               690,750

CHEMICALS - 0.6%
Monsanto Co.                                      5,000        465,625
Morton International, Inc.                        6,000        180,000
                                                               645,625

MULTI-INDUSTRY - 0.5%
ITT Corp. (b)                                     4,000        480,000

BASIC INDUSTRY - 0.4%
Plum Creek Timber Co., L.P.                      15,000        369,375

AUTO & RELATED - 0.3%
Magna International, Inc. Cl.A.                   7,000        322,000

REAL ESTATE - 0.3%
Federal Reality Investment Trust, Inc.           10,000        217,500
Spieker Properties, Inc.                          4,000         90,500
                                                               308,000

AEROSPACE & DEFENSE - 0.3%
Boeing Co.                                        4,500        301,500

MINING & METALS - 0.3%
Aluminum Company of America                       5,000        284,375

PRINTING & PUBLISHING - 0.1%
American Greetings Cl.A                           5,000        151,250

Total Common Stocks (cost $21,416,039)                      27,329,643


4



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)    U.S. $ VALUE
-----------------------------------------------------------------------
FOREIGN SECURITIES - 7.7%
Government of Australia
  11/15/06, 6.75%                           AU$   5,000     $3,002,965
Government of Finland
  3/15/04, 9.5%                             FIN  20,000      5,006,980
  (cost $7,735,941)                                          8,009,945

CONVERTIBLE BONDS - 1.5%
General Instrument Corp.
  5.00%, 6/15/00                            US$     250        397,500
Jones Intercable, Inc.
  7.50%, 6/01/07                                    250        260,625
Legg Mason, Inc.
  7.00%, 6/15/11                                    300        382,500
Wendy's International, Inc.
  7.00%, 4/01/06                                    300        467,625

Total Convertible Bonds
  (cost $1,195,017)                                          1,508,250


                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS - 0.6%
ECUADOR
Ecuador IE Bonds
  12/21/04, 6.750% FRN                        US$   271   $    157,209
Ecuador PDI Bonds
  2/27/15, 7.25%(c)                               1,402        424,105
  (cost $560,750)                                              581,314

CONVERTIBLE PREFERRED STOCKS - 0.2%
Citicorp, $1.217 (cost $163,890)                  9,143        184,003

TOTAL INVESTMENTS - 116.5%
  (cost $116,360,686)                                      120,627,703
Other assets less liabilities - (16.5%)                    (17,069,714)

NET ASSETS - 100.0%                                       $103,557,989


* Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts.

(a)  Illiquid security, valued at fair market value (see Notes A & F).
(b)  Non-income producing security.
(c)  Coupon consists of 3.00% cash payment and 4.25% paid-in-kind.

     Glossary of Terms:
     ADR -   American Depository Receipt.
     FRN -   Floating Rate Note. Stated interest rate in effect
             at July 31, 1995.
     IE -    Interest equalization.
     (I/O) - Interest Only. Interest accrued based on yield to maturity.
     PDI -   Past Due Interest.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $116,360,686)         $120,627,703
  Dividends and interest receivable                                  1,748,866
  Receivable for investment securities sold                             12,575
  Other assets                                                          12,502
  Total assets                                                     122,401,646

LIABILITIES
  Due to custodian                                                     338,293
  Payable for investment securities purchased                       17,394,984
  Distribution fee payable                                             718,953
  Unrealized depreciation of forward exchange currency contracts       225,771
  Advisory fee payable                                                  65,687
  Administration fee payable                                            13,137
  Accrued expenses and other liabilities                                86,832
  Total liabilities                                                 18,843,657

NET ASSETS
  (equivalent to $7.92 per share, based on 13,071,872
    shares outstanding)                                           $103,557,989

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    130,719
  Additional paid-in capital                                       112,390,697
  Distribution in excess of net investment income                     (342,368)
  Accumulated net realized loss                                    (12,673,726)
  Net unrealized appreciation on investments and
    foreign currency denominated assets and liabilities              4,052,667
                                                                  $103,557,989

NET ASSET VALUE PER SHARE                                                $7.92


See notes to financial statements


6



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                  ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                              $8,354,405
  Dividends(net of foreign withholding taxes of $10,652)   522,696  $8,877,101

EXPENSES
  Advisory fee                                             756,327
  Administrative fee                                       168,733
  Transfer agency                                           81,514
  Audit and legal                                           55,196
  Printing                                                  36,988
  Directors' fees                                           22,170
  Custodian                                                 18,574
  Miscellaneous                                             53,322
  Total expenses                                                     1,192,824
  Net investment income                                              7,684,277

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES
  Net realized loss on investment transactions                      (4,655,548)
  Net realized loss on option transactions                          (2,028,295)
  Net realized loss on foreign currency transactions                  (610,474)
  Net change in unrealized appreciation (depreciation)of:
    Investments                                                      7,601,811
    Foreign currency denominated assets and liabilities               (221,404)
  Net gain on investments                                               86,090

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $7,770,367


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS        ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

                                                      Year Ended    Year Ended
                                                     July 31,1995  July 31,1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 7,684,277   $ 8,693,244
  Net realized loss on investments, options and
    foreign currency transactions                     (7,294,317)   (4,722,393)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        7,380,407    (6,927,768)
  Net increase (decrease) in net assets from
    operations                                         7,770,367    (2,956,917)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (6,304,236)   (9,022,883)
  Net realized gain                                           -0-   (7,057,281)
  Tax return of capital distribution                  (4,054,223)   (3,854,849)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting
    in the issuance of common stock                      316,508     6,221,638
  Total decrease                                      (2,271,584)  (16,670,292)

NET ASSETS
  Beginning of year                                  105,829,573   122,499,865
  End of year                                       $103,557,989  $105,829,573


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes are required. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized loss on foreign currency transactions of $610,474 represent foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences in the classification of foreign currency transactions as well as the reclassification of a tax return of capital. The reclassifications resulted in a net increase to distributions in excess of net investment income of $1,927,132, a net decrease to accumulated net realized loss of $1,732,433, and a corresponding decrease to additional paid-in capital of $4,054,223. Net assets were not affected by the change.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

NOTE B: ADVISORY ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a monthly advisory fee in an amount equal to .0625 of 1% of the average weekly net assets of the Fund during the month (approximately .75 of 1% on an annual basis).

Effective October 1, 1994, the Fund approved a new administrative agreement, which replaced the administrative agreement between the Fund and the Shareholder Services Group, Inc. ("TSSG"). Pursuant to the new agreement, the Fund will pay its new administrator, Alliance Capital Management, L.P., a monthly fee equal to an annualized rate of .15 of 1% of the Fund's average weekly net assets.

Under the terms of the Administrative Agreement, in effect prior to October 1, 1994, the Fund paid TSSG a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the year ended July 31, 1995 on securities transactions amounted to $44,050 none of which was paid to affiliated brokers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and options) aggregated $261,684,423 and $260,683,014, respectively, for the year ended July 31, 1995.

At July 31, 1995, the cost of investments for federal income tax purposes was $116,755,217. Accordingly, gross unrealized appreciation of investments was $7,192,556 and gross unrealized depreciation of investments was $3,320,070 resulting in net unrealized depreciation of $3,872,486 (excluding foreign currency). For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1995 of $5,948,688 which will expire in 2003.

1. FOREIGN EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1995, the Fund had outstanding forward exchange currency contracts as follows:


                               CONTRACT    VALUE ON      U.S.$     UNREALIZED
                                AMOUNT   ORIGINATION    CURRENT   APPRECIATION
                                 (000)       DATE        VALUE   (DEPRECIATION)
                               --------  -----------  ---------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks,
  expiring 8/10/95               5,000   $3,598,935   $3,606,010     $7,075
Japanese Yen,
  expiring 8/10/95             316,750    3,639,086    3,587,194    (51,892)
Italian Lira,
  expiring 10/16/95              5,765    3,516,336    3,580,065     63,729
New Zealand Dollars,
   expiring 8/03/95              5,000    3,334,500    3,375,000     40,500


10



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

                               CONTRACT    VALUE ON      U.S.$     UNREALIZED
                                AMOUNT   ORIGINATION    CURRENT   APPRECIATION
                                 (000)       DATE        VALUE   (DEPRECIATION)
                               --------  -----------  ---------- --------------
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars,
  expiring 8/17/95               4,500   $3,303,000   $3,321,590  $ (18,590)
British Pounds,
  expiring 8/23/95               2,000    3,202,160    3,188,870     13,290
Deutsche Marks,
  expiring 8/10/95 - 10/16/95   10,000    7,181,187    7,215,475    (34,288)
Finnish Markka,
  expiring 8/10/95              21,167    4,776,772    5,038,638   (261,866)
Japanese Yen,
  expiring 8/10/95             316,750    3,603,465    3,587,194     16,271
                                                                  ----------
                                                                  $(225,771)


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended July 31, 1995 were as follows:

                                            NUMBER OF
                                            CONTRACTS     PREMIUM
                                            ---------   ----------
Options outstanding at beginning of year       - 0 -    $      -0-
Options written                                180        257,156
Options terminated in closing purchase
  transactions                                (180)      (257,156)
Options outstanding at July 31, 1995           - 0 -    $      -0-


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 13,071,872 shares outstanding at July 31, 1995, the Adviser owned 10,753 shares. During the years ended July 31, 1995 and 1994, the Fund issued 43,657 and 682,327 shares, respectively, in connection with the Fund's Dividend Reinvestment Plan.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

NOTE E: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                          NET REALIZED AND
                                          UNREALIZED GAIN        NET INCREASE
                                             (LOSS) ON            (DECREASE)
                                          INVESTMENTS AND       IN NET ASSETS
                        NET INVESTMENT    FOREIGN CURRENCY      RESULTING FROM       MARKET PRICE
                            INCOME          TRANSACTIONS          OPERATIONS           ON NYSE
                      ---------------  -------------------   ------------------   -----------------
                       TOTAL     PER      TOTAL       PER      TOTAL      PER
QUARTER ENDED          (000)    SHARE     (000)      SHARE     (000)     SHARE      HIGH       LOW
-----------------     ------    -----  --------     ------   --------    ------   -------    ------
July 31, 1995         $1,762    $.13   $  5,620     $ .43    $ 7,382     $ .56    $ 7.750    $6.625
April 30, 1995         1,900     .15      2,266       .17      4,166       .32    $ 7.375    $6.500
January 31, 1995       2,091     .16     (5,195)     (.40)    (3,104)     (.24)   $ 7.500    $6.875
October 31, 1994       1,931     .15     (2,605)     (.20)      (674)     (.05)   $ 8.375    $7.000
                                       $  7,684     $ .59    $    86     $  -0-   $ 7,770    $  .59

July 31, 1994         $1,899    $.14   $   (594)    $(.05)   $ 1,305     $ .09    $ 8.375    $8.125
April 30, 1994         1,952     .15    (16,761)    (1.30)   (14,809)    (1.15)   $ 8.625    $7.875
January 31, 1994       2,546     .20       (506)     (.04)     2,040       .16    $10.125    $9.250
October 31, 1993       2,296     .19      6,211       .50      8,507       .69    $10.125    $9.625
                      $8,693    $.68   $(11,650)    $(.89)   $(2,957)    $(.21)


NOTE F: ILLIQUID SECURITY

                                  DATE
SECURITY                        ACQUIRED     U.S. $ COST
--------                        --------     -----------
Small Business Administration
  BS92-5B (I/0)
  8.50%, 11/15/17               10/02/92     $2,949,612


The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A.

The value of this security at July 31, 1995 was $3,104,406, representing 3.0% of net assets.


12



FINANCIAL HIGHLIGHTS                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         YEAR ENDED JULY 31,
                                                  -------------------------------------------------------------
                                                      1995         1994         1993         1992         1991
                                                  ---------  -----------  -----------  -----------  -----------
Net asset value, beginning of year                   $8.12        $9.92        $9.66        $9.02        $9.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  .59          .68          .79          .69          .90
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        -0-         (.89)         .68          .89          .17
Net increase (decrease) in net asset value from
  operations                                           .59         (.21)        1.47         1.58         1.07

LESS: DISTRIBUTIONS
Dividends from net investment income                  (.48)        (.68)        (.80)        (.90)       (1.06)
Distributions from net realized gain                    -0-        (.61)        (.41)        (.04)          -0-
Tax return of capital distribution                    (.31)        (.30)          -0-          -0-          -0-
Total dividends and distributions                     (.79)       (1.59)       (1.21)        (.94)       (1.06)

Net asset value, end of year                         $7.92        $8.12        $9.92        $9.66        $9.02

Market value, end of year                            $7.50       $8.125       $9.875        $9.75       $9.375

TOTAL RETURN
Total investment return based on: (a)
  Market value                                        2.85%       (2.66)%      14.94%       14.84%       24.29%
  Net asset value                                     8.67%       (3.16)%      16.30%       18.26%       12.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $103,558     $105,830     $122,500     $115,831     $105,936
Ratio of expenses to average net assets               1.18%        1.20%        1.19%        1.22%        1.22%
Ratio of net investment income to
  average net assets                                  7.62%        7.50%        8.27%        7.31%        9.97%
Portfolio turnover rate                                228%         297%         588%         505%         365%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.


13



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ACM GOVERNMENT OPPORTUNITY FUND, INC.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

New York, New York
September 21, 1995


14



ADDITIONAL INFORMATION                    ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by The Shareholder Services Group, Inc. ("TSSG"), as agent under the Plan, unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash.

TSSG will furnish each person who buys shares with written information relating to the Plan. Included in such information will be procedures for electing to receive dividends and distributions in cash (or, in the case of shares held in the name of a broker or a nominee who does not participate in the Plan, for electing to participate in the Plan). Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the TSSG.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash as holders of the shares may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued as follows:

  (i) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares are trading at a discount from net asset value at the time of valuation, the Plan agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

TSSG maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by TSSG in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of TSSG for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gains distributions paid subsequent to written notice of the change sent to the Plan participants at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by TSSG with the Fund's prior consent, on at least 90 days written notice to Plan participants. All correspondence concerning the Plan should be directed to TSSG by mail at P.O. Box 1376, Boston, MA 02014 or by phone at (800) 331-1710.


15



ADDITIONAL INFORMATION (CONTINUED)        ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the Senior Vice President of the Fund.


16



                                          ACM GOVERNMENT OPPORTUNITY FUND, INC.
-------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK
DAVID H. DIEVLER
JAMES R. GREENE
DR. JAMES M. HESTER
HON. JAMES D. HODGSON
CLIFFORD L. MICHEL
ROBERT C. WHITE

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
THE SHAREHOLDER SERVICES GROUP, INC.
One Exchange Plaza
Boston, MA 02109

CUSTODIAN
BANK OF NEW YORK
48 Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


17



ACM GOVERNMENT OPPORTUNITY FUND, INC.
Summary of General Information

THE FUND
ACM Government Opportunity Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment advisor of the Fund is Aliance Capital Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in THE NEW YORK TIMES and BARRON'S and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares. For a copy of the Plan Brochure, please write to the Plan Agent, The Shareholder Services Group, Inc., P.O. Box 1376, Boston, MA 02104.

ACM GOVERNMMENT OPPORTUNITY FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL A
Mutual funds without the Mystery..SM

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPAR